Third Quarter 2014 Earnings Conference Call 13 August 2014 Exhibit 99.3 (Furnished herewith) 24

| 3rd Quarter 2014 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

| 3rd Quarter 2014 Earnings Conference Call 3 Third Quarter Overview (in millions of dollars except per share amounts) Q3 2014 Q3 2013 Change Net Sales and Revenues $9,500 $10,010 -5% Net Sales $8,723 $9,316 -6% Net Income Attributable to Deere & Company $851 $997 -15% Diluted EPS $2.33 $2.56 -9% 26

| 3rd Quarter 2014 Earnings Conference Call 4 Third Quarter Overview Net Sales Equipment operations net sales: Down 6% in Q3 2014 vs. Q3 2013 Price realization: +2 points JD Landscapes: (4) points 27

| 3rd Quarter 2014 Earnings Conference Call 5 Worldwide Agriculture & Turf Third Quarter Overview *Q3 2014 operating profit impacted by: (in millions of dollars) Q3 2014 Q3 2013 Change Net Sales $6,969 $7,847 -11% Operating Profit* $941 $1,336 -30% Favorable Unfavorable Price Realization Shipment Volumes Production Costs Related to Engine-Emissions Foreign-Currency Exchange 28

| 3rd Quarter 2014 Earnings Conference Call 6 U.S. Farm Cash Receipts Source: 1999 – 2012: USDA 11 February 2014 2013F – 2015F: Deere & Company Forecast as of 13 August 2014 Projected total cash receipts moderate at historically high levels 29

| 3rd Quarter 2014 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 11 July 2014 Cotton Wheat Corn Soybeans 30

| 3rd Quarter 2014 Earnings Conference Call 8 Deere & Company Forecast as of 13 August 2014 Economic Update EU 28 – Fiscal 2014 Signs of gradual economic stabilization and cyclical recovery, but headwinds exist Modest but vulnerable GDP growth expected Crop income prospects soften on lower grain prices Sound livestock margins Beef prices remain solid Strong milk prices will support dairy farmers Feed costs have eased 31

| 3rd Quarter 2014 Earnings Conference Call 9 Deere & Company Forecast as of 13 August 2014 Economic Update Other Selected Markets – Fiscal 2014 Commonwealth of Independent States (CIS) General economic growth declining, strong headwinds persist Further tightening of credit availability Geopolitical uncertainty impacting Western manufacturers China Economic growth expected to slow during 2nd half as construction sector recession has deepened Ag economy slower as value of crop production decreases Ongoing subsidies are supportive of agricultural equipment; however, growth rate has slowed India Growth forecast to increase as sentiment improves post elections Weak onset of 2014 monsoon season and minimal rain in key regions may negatively affect agricultural production Government remains supportive of agriculture 32

| 3rd Quarter 2014 Earnings Conference Call 10 Gross Value of Agricultural Production Brazil Source: Actual: MAPA (Brazilian Ministry of Agriculture), July 2014 2014F – 2015F: Deere & Company Forecast as of 13 August 2014 Gross Value of Agricultural Production* * In Brazilian Real deflated by May IGP-DI index Expected to increase ~ 5% in 2014 over prior season 2014 Mix by Crop 33

| 3rd Quarter 2014 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2014 Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 2014 Forecast Previous Forecast U.S. and Canada Ag Down ~ 10% Down 5-10% EU 28 Ag Down ~ 5% Down ~ 5% South America Ag (Tractors and Combines) Down ~ 15% Down ~ 10% CIS Countries Ag Down significantly Down significantly Asia Ag ~ Flat Up slightly U.S. and Canada Turf and Utility Equipment Flat to up 5% Flat to up 5% 34

| 3rd Quarter 2014 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 10% JD Landscapes: ~ (3) points Currency translation: ~ (1) point Previous forecast: Down ~ 7% JD Landscapes: ~ (3) points Currency translation: ~ (1) point Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 35

John Deere Certified Pre-Owned A Game Changer in Used Equipment | 3rd Quarter 2014 Earnings Conference Call 13 Industry exclusive comprehensive manufacturer warranty Late model – low hour combines and 4WD and large row crop tractors Fully inspected and ready for the field Updated technology and free JDLink subscription 36

| 3rd Quarter 2014 Earnings Conference Call 14 Worldwide Construction & Forestry Third Quarter Overview (in millions of dollars) Q3 2014 Q3 2013 Change Net Sales $1,754 $1,469 +19% Operating Profit* $194 $107 +81% Incremental Margin ~ 31% *Q3 2014 operating profit impacted by: Favorable Unfavorable Shipment Volumes Less Favorable Product Mix Price Realization 37

U.S. Economic Indicators 2014 Forecast Previous Forecast GDP Growth (annual percentage rate)* +1.7% +2.4% Housing Starts (thousands) 1,067 1,050 Total Construction Investment (annual percentage rate)* +2.0% +4.3% Government Spending Growth (annual percentage rate)* -0.8% -0.6% | 3rd Quarter 2014 Earnings Conference Call 15 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – July 2014 * Change from prior year in real dollars Fiscal Year 2014 Forecast Net sales: Up ~ 10% No change from previous forecast Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 38

| 3rd Quarter 2014 Earnings Conference Call 16 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.10% * Annualized provision for credit losses as of 31 July 2014 39

| 3rd Quarter 2014 Earnings Conference Call 17 Worldwide Financial Services Third Quarter 2014 Net income attributable to Deere & Company $162 million in Q3 2014 vs. $150 million in Q3 2013 Fiscal Year 2014 Forecast Net income attributable to Deere & Company of ~ $600 million No change from previous forecast Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 40

| 3rd Quarter 2014 Earnings Conference Call 18 Consolidated Trade Receivables & Inventory (in millions of dollars) Q3 2014* Actual 2014** Forecast 2014** Previous Forecast A&T ↓ $552 ↓ $450 ↓ $275 C&F ↑ $83 ↑ $150 ↑ $100 Total, as reported ↓ $469 ↓ $300 ↓ $175 Total, constant exchange ↓ $490 ↓ $250 ↓ $100 * Change at 31 July 2014 vs. 31 July 2013 ** Forecasted change at 31 October 2014 vs. 31 October 2013 Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) This table illustrates JD Landscapes and JD Water trade receivables and inventory at 31 July and 31 October 2013 (in millions of dollars) 31 Jul 2013 31 Oct 2013 JD Landscapes $373 $0 JD Water $123 $106 Total $496 $106 41

| 3rd Quarter 2014 Earnings Conference Call 19 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) Third Quarter 2014 ~ 76% Fiscal Year 2014 Forecast ~ 75% No change from previous forecast 42

| 3rd Quarter 2014 Earnings Conference Call 20 Research & Development Expense Equipment Operations Third Quarter 2014 Up ~ 7% vs. Q3 2013 Fiscal Year 2014 Down ~ 2% vs. FY 2013 Previous forecast: Down ~ 1% vs. FY 2013 Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 43

| 3rd Quarter 2014 Earnings Conference Call 21 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) Third Quarter 2014 Down ~ 15% vs. Q3 2013 JD Landscapes: ~ (8) points JD Water: ~ (2) points Fiscal Year 2014 Forecast Down ~ 10% vs. FY 2013 JD Landscapes: ~ (7) points JD Water: ~ (1) point Previous forecast: Down ~ 7% vs. FY 2013 JD Landscapes: ~ (7) points JD Water: ~ (1) point 44

| 3rd Quarter 2014 Earnings Conference Call 22 Pension and OPEB Expense Third Quarter 2014 Down ~ $40 million vs. Q3 2013 Fiscal Year 2014 Forecast Down ~ $150 million vs. FY 2013 No change from previous forecast Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 45

| 3rd Quarter 2014 Earnings Conference Call 23 Income Taxes Equipment Operations Third Quarter 2014 Effective tax rate: ~ 35% Fiscal Year 2014 Forecast Effective tax rate: 33-34% Previous forecast: 33-35% Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 46

| 3rd Quarter 2014 Earnings Conference Call 24 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $4.0 billion Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) $ Billions 47

| 3rd Quarter 2014 Earnings Conference Call 25 2014 Company Outlook Fourth Quarter 2014 Forecast Net sales: Down ~ 8% vs. Q4 2013 Price realization: ~ +1 point JD Landscapes: ~ (3) points JD Water: ~ (1) point Deere & Company Forecast as of 13 August 2014 48

| 3rd Quarter 2014 Earnings Conference Call 26 2014 Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 6% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Previous forecast: Down ~ 4% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Net income attributable to Deere & Company of ~ $3.1 billion Previous forecast ~ $3.3 billion Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 49

| 3rd Quarter 2014 Earnings Conference Call 27 Appendix 50

| 3rd Quarter 2014 Earnings Conference Call 28 51

Deere Use-of-Cash Priorities | 3rd Quarter 2014 Earnings Conference Call 29 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 52

| 3rd Quarter 2014 Earnings Conference Call 30 Sources and Uses of Cash Fiscal 2004–2013 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~58% of cash from operations returned to shareholders 53

| 3rd Quarter 2014 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q3 2014 31 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 54

| 3rd Quarter 2014 Earnings Conference Call 32 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-3Q2014: ~ $12.3 billion Amount remaining on December 2013 authorization of $8 billion: ~ $7.3 billion 31 July 2014 period ended basic shares: ~ 358.4 million 3Q2014 average diluted shares: ~ 365.1 million Shares repurchased 2004-3Q2014: ~ 197.2 million Average repurchase price 2004-3Q2014: $62.54 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 YTD 18.4 $1.6 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-3Q2014 55

| 3rd Quarter 2014 Earnings Conference Call 33 Other Information Equipment Operations Fiscal Year 2014 Forecast Capital Expenditures: ~ $1.1 billion No change from previous forecast Depreciation and Amortization: ~ $800 million No change from previous forecast Pension/OPEB Contributions: ~ $130 million Previous forecast: ~ $115 million Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) 56

| 3rd Quarter 2014 Earnings Conference Call 34 U.S. Farm Commodity Prices Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) (dollars per bushel, except cotton, which is dollars per pound) 2012/13 2013/14 Forecast Previous 2013/14 2014/15 Forecast Previous 2014/15 Corn $6.89 $4.50 $4.70 $4.10 $4.35 Wheat $7.77 $6.87 $6.90 $6.60 $7.00 Soybeans $14.40 $13.00 $13.00 $10.25 $10.25 Cotton $.73 $.78 $.77 $.70 $.65 57

U.S. Farm Commodity Prices | 3rd Quarter 2014 Earnings Conference Call 35 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 13 August 2014 58

| 3rd Quarter 2014 Earnings Conference Call 36 U.S. Acres Harvested and Crop Yields Deere & Company Forecast as of 13 August 2014 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2013/14 Estimate 2014/15 Projection 2013/14 Estimate 2014/15 Projection Corn 87.7 83.8 158.8 165.2 Wheat 45.2 46.2 47.2 43.0 Soybeans 75.9 84.0 43.3 45.1 Cotton 7.5 8.7 821 893 59

| 3rd Quarter 2014 Earnings Conference Call 37 U.S. Farm Cash Receipts Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 2015 Forecast Crops $223.5 $216.0 $212.8 $193.4 $191.4 $188.7 Livestock $172.0 $180.0 $180.7 $187.6 $195.2 $179.3 Government Payments $10.5 $11.1 $11.2 $6.1 $6.1 $9.1 Total Cash Receipts $406.0 $407.1 $404.7 $387.1 $392.7 $377.1 60

| 3rd Quarter 2014 Earnings Conference Call 38 U.S. Net Farm Cash Income Deere & Company Forecast as of 13 August 2014 (Previous Forecast as of 14 May 2014) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Total Cash Receipts $406.0 $407.1 $404.7 $387.1 $392.7 Other Farm-Related Income $33.6 $35.7 $36.0 $30.2 $30.0 Gross Cash Income $439.6 $442.8 $440.7 $417.3 $422.7 Cash Expenses ($304.9) ($315.1) ($315.1) ($309.0) ($308.0) Net Cash Income $134.7 $127.7 $125.6 $108.3 $114.7 61

| 3rd Quarter 2014 Earnings Conference Call 39 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors ↑ 7% ↑ less than the industry Row-Crop Tractors ↑ 2% ↑ single digit, more than the industry 4WD Tractors ↓ 21% ↓ more than the industry Combines ↓ 30% ↓ slightly less than the industry July 2014 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 July – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2014 2013 Row-Crop Tractors 25% 23% Combines 18% 18% 62

| 3rd Quarter 2014 Earnings Conference Call 40 July 2014 Retail Sales EU 28 Deere* Tractors ↓ double digits Combines ↓ double digits U.S. and Canada Deere* Selected Turf & Utility Equipment ↓ a single digit * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt ↑ double digits Settlements ↑ double digits 63

| 3rd Quarter 2014 Earnings Conference Call 41 2011 2012 2013 2014 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES 64

| 3rd Quarter 2014 Earnings Conference Call 42 2015 Press Release & Conference Call Schedule Fiscal Year 2015 Schedule: Quarter 1: Friday, February 20, 2015 Quarter 2: Friday, May 22, 2015 Quarter 3: Friday, August 21, 2015 Quarter 4: Wednesday, November 25, 2015 Earnings release calls will take place at 9:00 AM CT 65

Deere’s fourth quarter 2014 conference call is scheduled for 9:00 a.m. central time on Wednesday, November 26, 2014 66